[EATON VANCE LOGO]                                                [PLANET EARTH]





            Annual Report October 31, 2001


                           EATON VANCE
                            STRATEGIC
[BANK NOTES]                 INCOME
                              FUND





           [SKYSCRAPERS]

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2001
================================================================================
LETTER TO SHAREHOLDERS
================================================================================

[PHOTO OF JAMES    Eaton Vance Strategic Income Fund Class A shares had a total
B. HAWKES]         return of 5.69% during the year ended October 31, 2001. That return was the result of a decrease in net asset value per
James B. Hawkes    share (NAV) from $8.36 on October 31, 2000 to $8.03 on
President          October 31, 2001, and the reinvestment of $0.785 in
                   dividends.(1)

The Fund's Class B shares had a total return of 4.82% during the year ended October 31, 2001. That return resulted from a decrease in NAV from $7.91 on October 31, 2000 to $7.60 on October 31, 2001, and the reinvestment of $0.676 in dividends.(1)

Class C shares had a total return of 4.90% for the year, the result of a decrease in NAV from $9.99 on October 31, 2000 to $9.61 on October 31, 2001, and the reinvestment of $0.850 in dividends.(1)

IN THE MIDDLE OF A SLOWDOWN, THE SEPTEMBER 11 ATTACKS DEALT A FURTHER BLOW TO THE ECONOMY...

The global bond markets were not immune from the uncertainties that prevailed in the wake of the September 11 terrorist attacks. With the economy having already slowed before the attacks, the Federal Reserve aggressively lowered short-term interest rates from January through early November. These actions resulted in very strong performance for short- and intermediate-term Treasury bonds. High-grade corporates and U.S. government agency bonds also fared well, as investors sought quality in an increasingly uncertain climate. Mortgage-backed securities (MBS) of recent vintage also lagged, as mortgage refinancings rose sharply in response to lower mortgage rates.

Meanwhile, the high-yield sector remained in the shadow of the debacle in the telecom sector. Emerging markets turned in a decidedly mixed performance, as Argentina faced a looming default.

THE VALUE OF DIVERSIFICATION WAS NEVER MORE EVIDENT THAN IN 2001...

The past year has presented both opportunity and peril to fixed-income investors. With interest rates falling sharply, selected bond sectors provided an oasis from the declining equity markets. However, relative performance depended not only on opportunities seized, but on pitfalls avoided. In this climate, flexibility has given Strategic Income Fund a major advantage. In the pages that follow, portfolio manager Mark Venezia reviews this eventful year and gives his thoughts on the year ahead.

                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes
                             President
                             December 12, 2001

--------------------------------------------------------------------------------
FUND INFORMATION
as of October 31, 2001

PERFORMANCE(2)                Class A    Class B    Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                       5.69%      4.82%      4.90%
Five Years                      N.A.      4.41       4.35
Ten Years                       N.A.      5.37       N.A.
Life of Fund+                  3.56       5.64       6.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                       0.64%      0.01%      3.94%
Five Years                     N.A.       4.13       4.35
Ten Years                      N.A.       5.37       N.A.
Life of Fund+                  2.23       5.64       6.80

+Inception Dates -- Class A: 1/23/98; Class B: 11/26/90; Class C : 5/25/94

REGIONAL WEIGHTINGS(3)
--------------------------------------------------------------------------------
By total investments. Weightings reflect the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 15) and 19.0% of its net assets invested in High Income Portfolio.

----------------------------------------------------------------------
U.S. Investment Grade                                            54.9%
----------------------------------------------------------------------
------------------------------------------------------------
U.S. High Yield                                        22.3%
------------------------------------------------------------
-------------------------------------------------
Eastern Europe                              10.8%
-------------------------------------------------
----------------------------------------
Asia Pacific                        6.3%
----------------------------------------
-------------------------------------
Latin America                    5.7%
-------------------------------------

(1) These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. (3) Because the Portfolio is actively managed, Regional Weightings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

[PHOTO OF MARK S.  AN INTERVIEW WITH MARK S. VENEZIA, PORTFOLIO MANAGER OF
VENEZIA]           STRATEGIC INCOME PORTFOLIO.

Mark S. Venezia    Q:   MARK, 2001 HAS FEATURED AN EXTRAORDINARY RANGE OF
Portfolio Manager       EVENTS. IN YOUR VIEW, WHAT WERE THE MOST IMPORTANT
                        INFLUENCES ON THE GLOBAL BOND MARKET DURING THE YEAR?

A: They were, in rough order of importance: the slowing of the global economy, especially the U.S. and most of Asia; the events of September 11th and the subsequent political fall-out and decline in the price of oil; and the bursting of the NASDAQ technology bubble.

Q:   WHAT WERE THE MAJOR EVENTS IN THE GLOBAL BOND MARKETS?

A: There were several consequences of these events. The Federal Reserve continued its program to lower interest rates, with the rate decline in the short end of the Treasury curve especially dramatic. Meanwhile, the telecom sector of the high-yield market suffered a crisis similar to the one that ravaged the S&L industry in the early 1990s. Argentine bonds, which have been under seige for many months, fell all the way down to expected recovery levels. Finally, the Treasury department announced that the 30-year bond would no longer be issued.

Q:   HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A: On October 31, 2001, U.S. investment-grade bonds were 55% of the Fund, with mortgage-backed securities representing nearly three-quarters of that amount. About one-fifth of the Fund -- a decrease of around 5% from last year -- was invested in domestic high-yield bonds, including the Fund's investment in the High Income Portfolio. By region, the Fund had a 25% position in the emerging markets, with roughly half in Eastern Europe, and the remainder in Latin America and Asia. Bulgaria was by far the largest holding followed by Russia.

Q: AMID THE INTERNATIONAL TURBULENCE THE FUND OUTPERFORMED THE 4.50% 1-YEAR AVERAGE RETURN OF ITS LIPPER PEER GROUP.(1) TO WHAT DO YOU ATTRIBUTE THE FUND'S OUTPERFORMANCE?

A: The Fund benefited from the flexibility of its investment charter. For example, we were able to adjust duration to anticipate rate cuts. That gave the Fund an edge as the Federal Reserve began an aggressive campaign to jump-start the economy. From January through early November, the Fed reduced the Federal Funds rate -- the key short-term interest rate -- by a total of 450 basis points (4.50%). Having lengthened the duration of the Fund during the period by 20% to the 5-year range from 4.2 years in October 2000, we were well positioned to benefit from the decline in rates.

--------------------------------------------------------------------------------
QUALITY WEIGHTINGS(2)
--------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART:]

AAA            40.9%
AA              4.3
A               9.2
BBB             2.3
Below BBB      39.1
Non-Rated       4.2

(1) Lipper Multi-Sector Income Fund Classification. It is not possible to invest directly in a Lipper Classification. (2) Because the Portfolio is actively managed, Quality Weightings are subject to change. Weightings include the Fund's investment in Strategic Income Portfolio (holdings described beginning on page 15) and 19.0% of its net assets invested in High Income Portfolio. The Portfolio's holdings will change over time. The discussion of specific holdings reflects only the portfolio manager's view of those holdings as of the date of this report.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION CONT'D
================================================================================


     We also made a few good regional allocations. In Eastern Europe, Bulgarian discount bonds performed very well in response to more economic reforms. Meanwhile, Russian bonds also fared well, as inflation declined and the Putin government's economic program continued to gain credibility.

Q:   WHAT HAS SET BULGARIA APART FROM OTHER EMERGING MARKETS IN EASTERN EUROPE?

A: Bulgaria has applied for membership in the European Union. As it progresses toward entry, its yield converges with the low rates of other members. In addition, former King Simeon was elected Prime Minister. He has sought to reverse Bulgaria's "brain-drain" by bringing back Bulgarian emigre bankers to help plot the nation's economic future. Among the steps advocated by the bankers was the re-purchase of government debt.

Q:   WAS THERE ANY AREA IN THE PORTFOLIO THAT PROVED A DISAPPOINTMENT?

A: Yes. The telecom sector of the U.S. high-yield bond market remained under severe pressure. This is important because telecoms represented nearly half of the high-yield issuance over recent years. You may recall that these firms often came to market with negative earnings. Increasingly competitive industry conditions and heavy debt loads have resulted in high-profile bankruptcies, a development that has reduced liquidity in the sector.

     Just imagine, following all this came the recession. The advance release of third quarter Gross Domestic Product--the broadest measure of the nation's economic activity--shows the economy contracting 1.4%, the fastest rate since 1991. Then the events of September 11th resulted in a retrenchment by U.S. consumers, who have kept the economy afloat for the past year. So, the high-yield market has not yet dug itself out of its hole.

Q:   COULD YOU DISCUSS THE SITUATION IN ARGENTINA?

A: Sure. Argentina has been mired in recession for three years and is unable to pay interest on $132 billion in outstanding government debt. In an effort to stave off the hyperinflation that ruined Latin economies decades earlier, Argentina has maintained a currency peg, linking the peso to the U.S. dollar. While effective in combating inflation, the peg has made it impossible to devalue the peso or lower interest rates, steps that could re-invigorate the economy.

     Argentina's political and finance leaders have been unable to reach an acceptable solution to the crisis. With lenders like the International Monetary Fund and the Group of Seven expressing increasing impatience, Argentina's finance ministry has proposed a "voluntary" swap with domestic investors. While the plan purports to avert technical default, it generally amounts to the same thing. Fortunately, we kept the Portfolio's Argentine corporate bond position below 2%, while avoiding Argentine sovereigns throughout the course of the year.

Q:   HOW HAS THE MORTGAGE-BACKED SECURITIES PORTION OF THE PORTFOLIO FARED?

A: Mortgage-backed securities (MBS) have under-performed Treasuries during much of 2001. MBS spreads have widened over the past year, as the sharp decline in interest rates led to higher prepayment rates, with homeowners rushing to take advantage of lower mortgage rates. Our mortgages are generally at least ten years old and the mortgage borrowers are relatively insensitive to new refinancing opportunities. Nevertheless, our MBS price-level moved with the broader market.

     Now, however, the risk/reward balance favors mortgage-backed securities. If the economy responds in coming months to recent fiscal and monetary stimuli, mortgage rates should rise and prepayment rates should fall. As a result, we believe that MBS are attractively priced now.

EATON VANCE STRATEGIC INCOME FUND as of October 31, 2001
================================================================================
MANAGEMENT DISCUSSION CONT'D
================================================================================

Q:   MARK, WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A: Monetary stimuli provided by the Fed since January -- a series of ten rate cuts totaling 450 basis points -- is unprecedented in an economy that hadn't been confirmed to be in recession. Given the rate decline, and the fact that the economic adjustment to terrorism has largely been made, my view is that the U.S. economy is likely to recover by the third quarter of 2002. That should certainly boost the high-yield sector and positively impact global markets. Meanwhile, excess capacity remains and this should keep inflation in check, so we are optimistic about the Treasury market. All in all, we are sanguine about the investment opportunities in the upcoming year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE STRATEGIC INCOME FUND, CLASS B VS. THE LEHMAN AGGREGATE BOND INDEX & THE COMPOSITE OF LIPPER FUND AVERAGES*

                     OCTOBER 31, 1991 -- OCTOBER 31, 2001

[EDGAR REPRESENTATION OF PLOT POINTS IN GRAPH:]

STRATEGIC INCOME FUND

                      LEHMAN                              EATON VANCE
                     AGGREGATE          LIPPER         STRATEGIC INCOME
                    BOND INDEX         COMPOSITE         FUND, CLASS B
                  -------------------------------------------------------
        October-91 $      10,000    $          10,000    $        10,000
       November-91 $      10,092    $          10,002    $         9,920
       December-91 $      10,391    $          10,156    $         9,977
        January-92 $      10,250    $          10,113    $        10,019
       February-92 $      10,317    $          10,172    $        10,123
          March-92 $      10,259    $          10,187    $        10,128
          April-92 $      10,333    $          10,278    $        10,269
            May-92 $      10,528    $          10,386    $        10,339
           June-92 $      10,672    $          10,449    $        10,374
           July-92 $      10,890    $          10,480    $        10,389
         August-92 $      11,001    $          10,441    $        10,241
      September-92 $      11,131    $          10,148    $         9,909
        October-92 $      10,983    $          10,136    $         9,855
       November-92 $      10,988    $          10,060    $         9,822
       December-92 $      11,161    $          10,079    $         9,908
        January-93 $      11,375    $          10,130    $         9,948
       February-93 $      11,574    $          10,208    $        10,180
          March-93 $      11,622    $          10,252    $        10,261
          April-93 $      11,703    $          10,310    $        10,344
            May-93 $      11,718    $          10,388    $        10,408
           June-93 $      11,930    $          10,424    $        10,482
           July-93 $      11,998    $          10,449    $        10,671
         August-93 $      12,208    $          10,487    $        10,725
      September-93 $      12,241    $          10,470    $        10,618
        October-93 $      12,287    $          10,537    $        10,890
       November-93 $      12,183    $          10,501    $        10,851
       December-93 $      12,249    $          10,597    $        10,980
        January-94 $      12,414    $          10,673    $        11,158
       February-94 $      12,198    $          10,516    $        10,849
          March-94 $      11,898    $          10,374    $        10,257
          April-94 $      11,803    $          10,370    $        10,338
            May-94 $      11,801    $          10,380    $        10,493
           June-94 $      11,775    $          10,305    $        10,093
           July-94 $      12,009    $          10,339    $        10,142
         August-94 $      12,024    $          10,367    $        10,293
      September-94 $      11,847    $          10,399    $        10,285
        October-94 $      11,836    $          10,441    $        10,309
       November-94 $      11,810    $          10,458    $        10,429
       December-94 $      11,891    $          10,155    $        10,402
        January-95 $      12,127    $          10,089    $        10,210
       February-95 $      12,415    $          10,132    $        10,182
          March-95 $      12,491    $          10,110    $        10,158
          April-95 $      12,666    $          10,280    $        10,605
            May-95 $      13,156    $          10,418    $        11,015
           June-95 $      13,252    $          10,445    $        10,906
           July-95 $      13,223    $          10,539    $        10,996
         August-95 $      13,382    $          10,586    $        11,192
      September-95 $      13,512    $          10,688    $        11,413
        October-95 $      13,688    $          10,750    $        11,477
       November-95 $      13,893    $          10,822    $        11,701
       December-95 $      14,088    $          10,900    $        11,902
        January-96 $      14,182    $          10,990    $        12,378
       February-96 $      13,935    $          10,959    $        12,136
          March-96 $      13,838    $          10,980    $        12,216
          April-96 $      13,761    $          11,050    $        12,475
            May-96 $      13,733    $          11,093    $        12,547
           June-96 $      13,917    $          11,171    $        12,734
           July-96 $      13,955    $          11,241    $        12,763
         August-96 $      13,932    $          11,294    $        12,982
      September-96 $      14,175    $          11,402    $        13,387
        October-96 $      14,489    $          11,511    $        13,597
       November-96 $      14,737    $          11,622    $        14,013
       December-96 $      14,600    $          11,645    $        14,067
        January-97 $      14,644    $          11,656    $        14,362
       February-97 $      14,681    $          11,659    $        14,497
          March-97 $      14,518    $          11,445    $        14,357
          April-97 $      14,735    $          11,556    $        14,456
            May-97 $      14,875    $          11,780    $        14,573
           June-97 $      15,051    $          11,962    $        14,696
           July-97 $      15,457    $          12,234    $        14,984
         August-97 $      15,325    $          12,174    $        14,792
      September-97 $      15,551    $          12,430    $        15,035
        October-97 $      15,777    $          12,328    $        15,014
       November-97 $      15,850    $          12,390    $        15,129
       December-97 $      16,009    $          12,488    $        15,266
        January-98 $      16,215    $          12,642    $        15,386
       February-98 $      16,203    $          12,730    $        15,446
          March-98 $      16,258    $          12,842    $        15,633
          April-98 $      16,343    $          12,876    $        15,619
            May-98 $      16,498    $          12,854    $        15,641
           June-98 $      16,638    $          12,822    $        15,594
           July-98 $      16,673    $          12,879    $        15,717
         August-98 $      16,945    $          12,136    $        14,865
      September-98 $      17,342    $          12,320    $        14,969
        October-98 $      17,250    $          12,242    $        14,992
       November-98 $      17,348    $          12,634    $        15,596
       December-98 $      17,400    $          12,620    $        15,568
        January-99 $      17,524    $          12,692    $        15,591
       February-99 $      17,218    $          12,553    $        15,621
          March-99 $      17,314    $          12,736    $        15,874
          April-99 $      17,368    $          12,984    $        16,161
            May-99 $      17,216    $          12,709    $        15,917
           June-99 $      17,161    $          12,720    $        15,952
           July-99 $      17,088    $          12,687    $        15,936
         August-99 $      17,080    $          12,607    $        15,829
      September-99 $      17,278    $          12,673    $        15,958
        October-99 $      17,342    $          12,693    $        16,090
       November-99 $      17,341    $          12,809    $        16,257
       December-99 $      17,257    $          12,943    $        16,410
        January-00 $      17,200    $          12,832    $        16,412
       February-00 $      17,408    $          13,013    $        16,674
          March-00 $      17,638    $          13,009    $        16,658
          April-00 $      17,587    $          12,849    $        16,540
            May-00 $      17,579    $          12,691    $        16,270
           June-00 $      17,945    $          12,997    $        16,582
           July-00 $      18,108    $          13,046    $        16,683
         August-00 $      18,370    $          13,147    $        16,865
      September-00 $      18,486    $          13,031    $        16,523
        October-00 $      18,608    $          12,779    $        16,102
       November-00 $      18,912    $          12,620    $        15,775
       December-00 $      19,263    $          12,964    $        16,229
        January-01 $      19,578    $          13,397    $        16,893
       February-01 $      19,749    $          13,424    $        16,842
          March-01 $      19,848    $          13,211    $        16,544
          April-01 $      19,765    $          13,096    $        16,389
            May-01 $      19,885    $          13,187    $        16,469
           June-01 $      19,960    $          13,102    $        16,396
           July-01 $      20,406    $          13,234    $        16,501
         August-01 $      20,640    $          13,405    $        16,747
      September-01 $      20,880    $          13,031    $        16,575
        October-01 $      21,317    $          13,333    $        16,872


PERFORMANCE**                 Class A    Class B    Class C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                       5.69%      4.82%      4.90%
Five Years                      N.A.      4.41       4.35
Ten Years                       N.A.      5.37       N.A.
Life of Fund+                  3.56       5.64       6.80

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                       0.64%      0.01%      3.94%
Five Years                     N.A.       4.13       4.35
Ten Years                      N.A.       5.37       N.A.
Life of Fund+                  2.23       5.64       6.80

+Inception Dates -- Class A: 1/23/98; Class B: 11/26/90; Class C : 5/25/94

* Source: TowersData, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. Securities in the Index are included without regard to their duration. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The chart also offers a comparison with a Composite of Lipper Fund Category averages, reflecting the average total returns of the funds in the same categories as this Fund. The fund categories are established by Lipper, Inc., a nationally recognized monitor of mutual fund performance. Funds within a category have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund's Lipper category also changed. Reflecting that change, the performance of a Composite is based on the Lipper Short World Multi-Market Income Funds classification from October 31, 1991 through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds classification. An investment in the Fund's Class A shares on 1/31/98 at net asset value would have been worth $11,409 on October 31, 2001; $10,866 including the 4.75% sales charge. An investment in the Fund's Class C shares on 5/31/94 at net asset value would have been worth $16,314 on October 31, 2001. The Index's and Composite's total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index or a Composite.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
------------------------------------------------------
Investment in Strategic Income
   Portfolio, at value (identified cost,
   $186,454,312)                          $179,492,063
Investment in High Income Portfolio, at
   value (identified cost, $48,359,358)     41,754,466
Receivable for Fund shares sold                369,390
------------------------------------------------------
TOTAL ASSETS                              $221,615,919
------------------------------------------------------
Liabilities
------------------------------------------------------
Dividends payable                         $    941,463
Payable for Fund shares redeemed               331,746
Payable to affiliate for service fees           45,328
Accrued expenses                                81,018
------------------------------------------------------
TOTAL LIABILITIES                         $  1,399,555
------------------------------------------------------
NET ASSETS                                $220,216,364
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $263,885,692
Accumulated net realized loss from
   Portfolios (computed on the basis of
   identified cost)                        (29,181,126)
Accumulated distributions in excess of
   net investment income                      (921,061)
Net unrealized depreciation from
   Portfolios (computed on the basis of
   identified cost)                        (13,567,141)
------------------------------------------------------
TOTAL                                     $220,216,364
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 12,352,202
SHARES OUTSTANDING                           1,537,470
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.03
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $8.03)       $       8.43
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $163,261,061
SHARES OUTSTANDING                          21,471,428
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       7.60
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 44,603,101
SHARES OUTSTANDING                           4,640,400
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.61
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
------------------------------------------------------
Interest allocated from Portfolios        $ 20,092,898
Dividends allocated from Portfolios            757,144
Expenses allocated from Portfolios          (1,623,287)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS     $ 19,226,755
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      3,792
Distribution and service fees
   Class A                                      28,875
   Class B                                   1,575,352
   Class C                                     435,328
Transfer and dividend disbursing agent
   fees                                        232,814
Registration fees                               38,413
Custodian fee                                   32,581
Printing and postage                            31,942
Legal and accounting services                   30,277
Miscellaneous                                   40,159
------------------------------------------------------
TOTAL EXPENSES                            $  2,449,533
------------------------------------------------------

NET INVESTMENT INCOME                     $ 16,777,222
------------------------------------------------------

Realized and Unrealized Gain
(Loss) from Portfolios
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(16,479,273)
   Financial futures contracts               3,770,669
   Interest rate swap contracts               (197,993)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                    611,062
------------------------------------------------------
NET REALIZED LOSS                         $(12,295,535)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $  4,362,595
   Financial futures contracts                 898,985
   Interest rate swap contracts                343,706
   Foreign currency and forward foreign
      currency exchange contracts               (7,268)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $  5,598,018
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (6,697,517)
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 10,079,705
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED           YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2001     OCTOBER 31, 2000
----------------------------------------------------------------------------------
From operations --
   Net investment income                  $        16,777,222  $        16,166,804
   Net realized gain (loss)                       (12,295,535)             511,410
   Net change in unrealized
      appreciation (depreciation)                   5,598,018          (16,944,725)
----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $        10,079,705  $          (266,511)
----------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $          (961,858) $          (775,997)
      Class B                                     (12,456,599)         (13,468,477)
      Class C                                      (3,335,645)          (2,905,217)
   In excess of net investment income
      Class A                                         (53,035)             (26,975)
      Class C                                        (160,794)             (67,939)
   Tax return of capital
      Class A                                         (87,468)                  --
      Class B                                      (1,258,664)                  --
      Class C                                        (275,323)                  --
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $       (18,589,386) $       (17,244,605)
----------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $         8,026,664  $         6,080,796
      Class B                                      41,258,740           34,784,887
      Class C                                      13,717,094           17,813,994
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                         585,119              510,911
      Class B                                       4,293,157            4,354,473
      Class C                                       1,842,636            1,499,440
   Cost of shares redeemed
      Class A                                      (6,093,739)          (1,440,195)
      Class B                                     (28,545,294)         (28,998,451)
      Class C                                      (9,266,094)          (6,887,535)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $        25,818,283  $        27,718,320
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $        17,308,602  $        10,207,204
----------------------------------------------------------------------------------

                                          YEAR ENDED           YEAR ENDED
NET ASSETS                                OCTOBER 31, 2001     OCTOBER 31, 2000
----------------------------------------------------------------------------------
At beginning of year                      $       202,907,762  $       192,700,558
----------------------------------------------------------------------------------
AT END OF YEAR                            $       220,216,364  $       202,907,762
----------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
----------------------------------------------------------------------------------
AT END OF YEAR                            $          (921,061) $           307,673
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                  -----------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                  -----------------------------------------------------
                                    2001(1)        2000        1999(1)        1998(2)
---------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.360      $ 9.110       $ 9.220       $ 10.000
---------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------
Net investment income               $ 0.705      $ 0.795       $ 0.852       $  0.668
Net realized and unrealized
   loss                              (0.250)      (0.698)       (0.095)        (0.767)
---------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.455      $ 0.097       $ 0.757       $ (0.099)
---------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------
From net investment income          $(0.685)     $(0.819)      $(0.819)      $ (0.654)
In excess of net investment
   income                            (0.038)      (0.028)           --         (0.027)
Tax return of capital                (0.062)          --        (0.048)            --
---------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.785)     $(0.847)      $(0.867)      $ (0.681)
---------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.030      $ 8.360       $ 9.110       $  9.220
---------------------------------------------------------------------------------------

TOTAL RETURN(3)                        5.69%        0.88%         8.40%         (1.29)%
---------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $12,352      $10,350       $ 6,050       $  2,009
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         1.21%        1.19%         1.08%          1.03%(5)
   Net investment income               8.63%        8.83%         9.20%          8.44%(5)
Portfolio Turnover of the
   Strategic Income Portfolio            54%          49%           47%            71%
---------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class A shares, January 23, 1998, to October 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolios' allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               CLASS B
                                  -----------------------------------------------------------------
                                                       YEAR ENDED OCTOBER 31,
                                  -----------------------------------------------------------------
                                    2001(1)        2000         1999(1)        1998         1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  7.910      $  8.610      $  8.720      $  9.470     $  9.310
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income              $  0.607      $  0.674      $  0.731      $  0.684     $  0.657
Net realized and unrealized
   gain (loss)                       (0.241)       (0.651)       (0.105)       (0.686)       0.288
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $  0.366      $  0.023      $  0.626      $ (0.002)    $  0.945
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income         $ (0.614)     $ (0.723)     $ (0.688)     $ (0.748)    $ (0.657)
In excess of net investment
   income                                --            --            --            --       (0.128)
Tax return of capital                (0.062)           --        (0.048)           --           --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.676)     $ (0.723)     $ (0.736)     $ (0.748)    $ (0.785)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  7.600      $  7.910      $  8.610      $  8.720     $  9.470
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                        4.82%         0.07%         7.32%        (0.20)%      10.44%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $163,261      $152,535      $155,768      $138,495     $130,596
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.96%         1.98%         1.96%         1.96%        2.08%
   Net investment income               7.83%         7.99%         8.31%         7.40%        6.91%
Portfolio Turnover of the
   Strategic Income Portfolio            54%           49%           47%           71%          77%
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolios' allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       CLASS C
                                  --------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                  --------------------------------------------------
                                    2001(1)        2000        1999(1)        1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.990      $10.870       $11.010      $11.950
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income               $ 0.773      $ 0.850       $ 0.912      $ 0.869
Net realized and unrealized
   loss                              (0.304)      (0.826)       (0.132)      (0.872)
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.469      $ 0.024       $ 0.780      $(0.003)
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income          $(0.751)     $(0.883)      $(0.872)     $(0.884)
In excess of net investment
   income                            (0.036)      (0.021)           --       (0.053)
Tax return of capital                (0.062)          --        (0.048)          --
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.849)     $(0.904)      $(0.920)     $(0.937)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.610      $ 9.990       $10.870      $11.010
------------------------------------------------------------------------------------

TOTAL RETURN(2)                        4.90%        0.02%         7.23%       (0.15)%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $44,603      $40,023       $30,882      $19,518
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.96%        2.00%         2.03%        2.03%
   Net investment income               7.89%        7.94%         8.22%        7.37%
Portfolio Turnover of the
   Strategic Income Portfolio            54%          49%           47%          71%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolios' allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund currently invests all of its investable assets in interests in two Portfolios, Strategic Income Portfolio and High Income Portfolio (the Portfolios), New York trusts which have investment objectives consistent with that of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio and the High Income Portfolio (99.9% and 3.5% at October 31, 2001, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available upon request from Eaton Vance Distributors.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Strategic Income
   Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Other investments listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. At October 31, 2001, the Fund, for Federal income tax purposes, had a capital loss carryover of $27,892,072, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on October 31, 2002 ($3,507,498), October 31, 2003 ($4,613,119), October 31,
   2006 ($1,984,147), October 31, 2007 ($7,933,008) and October 31, 2009
   ($9,854,300).

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                   2001         2000
    ------------------------------------------------------------------
    Sales                                         974,938      676,661
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   71,524       57,597
    Redemptions                                  (746,974)    (160,724)
    ------------------------------------------------------------------
    NET INCREASE                                  299,488      573,534
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                   2001         2000
    ------------------------------------------------------------------
    Sales                                       5,311,313    4,097,293
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  555,197      516,598
    Redemptions                                (3,679,715)  (3,415,961)
    ------------------------------------------------------------------
    NET INCREASE                                2,186,795    1,197,930
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                   2001         2000
    ------------------------------------------------------------------
    Sales                                       1,395,500    1,664,127
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  188,596      140,922
    Redemptions                                  (950,491)    (639,130)
    ------------------------------------------------------------------
    NET INCREASE                                  633,605    1,165,919
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations (see Note 5). The Fund was informed that Eaton Vance Distributors, Inc.
   (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,346 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2001.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD, amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see
   Note 6) and daily amounts theretofore paid to EVD by each respective class. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the year ended October 31, 2001, the Fund paid or accrued $1,181,515 and $326,496, respectively, to or payable to EVD representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $28,534,000 and $4,311,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   net assets attributable to Class A, Class B, and Class C shares for the fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales and commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $28,875, $393,837, and $108,832 for Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $137,000 and $11,000 of CDSC paid by shareholders of Class B and Class C shares, respectively, during the year ended October 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2001, aggregated $63,309,531 and $56,160,721, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2001 aggregated $6,000,000 and $8,000,000, respectively.

8 Investment in Portfolios
-------------------------------------------
   For the year ended October 31, 2001, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                               STRATEGIC       HIGH
                                                INCOME        INCOME
                                               PORTFOLIO    PORTFOLIO       TOTAL
    ---------------------------------------------------------------------------------
    Interest income                           $14,324,432  $  5,768,466  $ 20,092,898
    Dividend income                               255,329       501,815       757,144
    Expenses                                   (1,288,924)     (334,363)   (1,623,287)
    ---------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $13,290,837  $  5,935,918  $ 19,226,755
    ---------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investment transactions                $(3,860,514) $(12,618,759) $(16,479,273)
       Financial futures contracts              3,770,669            --     3,770,669
       Interest rate swap contracts              (197,993)           --      (197,993)
       Foreign currency and forward foreign
        currency exchange contract
        transactions                              607,802         3,260       611,062
    ---------------------------------------------------------------------------------
    NET REALIZED GAIN (LOSS) ON INVESTMENTS   $   319,964  $(12,615,499) $(12,295,535)
    ---------------------------------------------------------------------------------
    Change in unrealized appreciation
     (depreciation)
       Investments                            $ 2,726,549  $  1,636,046  $  4,362,595
       Financial futures contracts                898,985            --       898,985
       Interest rate swap contracts               343,706            --       343,706
       Foreign currency and forward foreign
        currency exchange contracts                51,038       (58,306)       (7,268)
    ---------------------------------------------------------------------------------
    NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION)                           $ 4,020,278  $  1,577,740  $  5,598,018
    ---------------------------------------------------------------------------------

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE STRATEGIC INCOME FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2001

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS

BONDS & NOTES -- 94.4%

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------
Argentina -- 0.8%
------------------------------------------------------------------------------
Cablevision SA, 13.75%, 4/30/07                    $ 4,000,000    $  1,460,000
------------------------------------------------------------------------------
Total Argentina (identified cost $3,920,974)                      $  1,460,000
------------------------------------------------------------------------------
Brazil -- 1.5%
------------------------------------------------------------------------------
Republic of Brazil, 11.00%, 8/17/40                $ 4,000,000    $  2,670,000
------------------------------------------------------------------------------
Total Brazil (identified cost $3,093,851)                         $  2,670,000
------------------------------------------------------------------------------
Bulgaria -- 8.8%
------------------------------------------------------------------------------
Bulgaria Discount Bond (Brady),
Series A, 4.563%, 7/28/24(1)                       $20,000,000    $ 15,725,000
------------------------------------------------------------------------------
Total Bulgaria (identified cost $15,386,197)                      $ 15,725,000
------------------------------------------------------------------------------
China -- 3.5%
------------------------------------------------------------------------------
AES China Generating Co.,
10.125%, 12/15/06                                  $ 2,556,000    $  2,236,500
China Mobile Ltd., 2.25%, 11/3/05(2)                 2,250,000       2,120,625
Tingyi (CI) Holdings Corp.,
1.625%, 7/17/02(2)                                   1,500,000       1,916,250
------------------------------------------------------------------------------
Total China (identified cost $6,255,496)                          $  6,273,375
------------------------------------------------------------------------------
Ecuador -- 2.6%
------------------------------------------------------------------------------
Republic of Ecuador, 5.00%, 8/15/30(1)             $11,500,000    $  4,686,250
------------------------------------------------------------------------------
Total Ecuador (identified cost $4,873,353)                        $  4,686,250
------------------------------------------------------------------------------
Indonesia -- 0.6%
------------------------------------------------------------------------------
APP China Group Ltd., 14.00%, 3/15/10(3)           $ 2,000,000    $    185,000
APP Finance VI, 0.00%, 11/18/12(2)                   4,000,000         130,000
APP Finance VII, 3.50%, 4/30/03(2)(3)                2,000,000         175,000
DGS International Finance,
10.00%, 6/1/07(3)                                    2,000,000         140,000
Indah Kiat International Finance,
12.50%, 6/15/06(3)                                   1,000,000         265,000
Indah Kiat Finance Mauritius, Sr. Unsec.
Notes, 10.00%, 7/1/07(3)                             1,000,000         145,000
------------------------------------------------------------------------------
Total Indonesia (identified cost $7,180,999)                      $  1,040,000
------------------------------------------------------------------------------
Mexico -- 0.7%
------------------------------------------------------------------------------
Alestra SA, Sr. Notes, 12.625%, 5/15/09            $ 2,000,000    $  1,180,000
------------------------------------------------------------------------------
Total Mexico (identified cost $1,814,453)                         $  1,180,000
------------------------------------------------------------------------------
SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

Morocco -- 0.3%
------------------------------------------------------------------------------
Snap Ltd., 11.50%, 1/29/09                DEM        1,433,333    $    539,518
------------------------------------------------------------------------------
Total Morocco (identified cost $716,186)                          $    539,518
------------------------------------------------------------------------------
New Zealand -- 0.9%
------------------------------------------------------------------------------
New Zealand Government, 6.00%, 11/15/11   NZD        4,000,000    $  1,638,414
------------------------------------------------------------------------------
Total New Zealand (identified cost $1,681,855)                    $  1,638,414
------------------------------------------------------------------------------
Peru -- 0.8%
------------------------------------------------------------------------------
Republic of Peru (Brady),
4.50%, 3/7/17(1)                                   $ 2,100,000    $  1,521,187
------------------------------------------------------------------------------
Total Peru (identified cost $1,520,400)                           $  1,521,187
------------------------------------------------------------------------------
Philippines -- 0.2%
------------------------------------------------------------------------------
Bayan Telecommunications,
13.50%, 7/15/06(3)(4)                              $ 2,000,000    $    280,000
------------------------------------------------------------------------------
Total Philippines (identified cost $1,901,375)                    $    280,000
------------------------------------------------------------------------------
Russia -- 3.2%
------------------------------------------------------------------------------
Russia Federation, 5.00%, 3/31/30(1)(4)            $12,000,000    $  5,752,500
------------------------------------------------------------------------------
Total Russia (identified cost $5,304,444)                         $  5,752,500
------------------------------------------------------------------------------
Taiwan -- 1.5%
------------------------------------------------------------------------------
Mosel Vitelic, Inc., 1.00%, 2/2/05(2)(4)           $ 3,000,000    $  2,670,000
------------------------------------------------------------------------------
Total Taiwan (identified cost $3,000,000)                         $  2,670,000
------------------------------------------------------------------------------
Thailand -- 0.5%
------------------------------------------------------------------------------
Total Access Communication,
8.375%, 11/4/06                                    $ 1,000,000    $    887,500
------------------------------------------------------------------------------
Total Thailand (identified cost $911,225)                         $    887,500
------------------------------------------------------------------------------
United Kingdom -- 0.0%
------------------------------------------------------------------------------
Esprit Telecom Group PLC,
11.00%, 6/15/08(3)                        DEM        2,000,000    $      4,286
------------------------------------------------------------------------------
Total United Kingdom (identified cost $1,117,631)
                                                                  $      4,286
------------------------------------------------------------------------------
United States -- 68.5%
------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 11.8%
------------------------------------------------------------------------------
AT & T Corp., 6.50%, 3/15/29                       $ 4,000,000    $  3,514,760

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------
Baltimore Natural Gas and Electric,
6.73%, 6/12/12                                     $   400,000    $    433,508
BellSouth Capital Funding,
6.04%, 11/15/26                                        300,000         321,447
Beneficial Corp., 8.40%, 5/15/08                       330,000         382,846
Coca-Cola Enterprise, Deb.,
7.00%, 10/1/26                                         375,000         412,444
Commercial Credit Corp., 7.875%, 2/1/25              2,000,000       2,359,180
Dayton Hudson, Medium Term Notes,
9.52%, 6/10/15                                         350,000         441,525
Eaton Corp., 8.875%, 6/15/19                           500,000         572,460
Ford Holdings, 9.30%, 3/1/30                         1,000,000       1,161,520
General Motors Acceptance Corp.,
8.875%, 6/1/10                                       1,000,000       1,124,740
Grand Metropolitan Investment Corp.,
7.45%, 4/15/35                                         350,000         400,900
Ingersoll-Rand Co., 6.48%, 6/1/25                    1,050,000       1,111,855
Ingersoll-Rand Co., Deb.,
6.443%, 11/15/27                                       120,000         127,180
Johnson Controls, 7.70%, 3/1/15                      1,500,000       1,698,840
Level 3 Communication Inc., Sr. Notes,
11.25%, 3/15/10                           EUR        2,000,000         785,871
Motorola, Inc., 6.50%, 9/1/25                          300,000         297,264
NBD Bank N.A., 8.25%, 11/1/24                          610,000         741,424
Northwest National Gas, 6.80%, 5/21/07                 250,000         271,337
Procter & Gamble Co., 8.00%, 9/1/24                  1,500,000       1,808,145
TRW, Inc., Medium Term Notes,
9.35%, 6/4/20                                        1,900,000       2,159,863
Willamette Industries, Deb.,
7.35%, 7/1/26                                           50,000          54,344
Worldcom, Inc., 7.75%, 4/1/27                        1,000,000       1,051,800
------------------------------------------------------------------------------
Total Corporate Bonds & Notes (identified cost, $21,084,854)
                                                                  $ 21,233,253
------------------------------------------------------------------------------
Mortgage Pass-Throughs -- 55.9%
Federal Home Loan Mortgage Corp.:
   7.95% with maturity at 2022                     $ 4,706,682    $  5,149,590
   8.00% with various maturities to 2021             3,053,044       3,289,371
   8.15% with maturity at 2021                       3,443,349       3,735,386
   8.30% with maturity at 2021                       4,122,303       4,559,828
   8.47% with maturity at 2018                       2,976,057       3,300,947
   8.50% with various maturities to 2019               818,219         909,838
   9.00% with maturity at 2019                         238,523         267,596
   9.25% with various maturities to 2016             2,619,370       2,884,241
SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------

   9.50% with various maturities to 2027           $ 4,417,373    $  5,016,650
   9.75% with various maturities to 2020               613,577         700,022
   10.00% with maturity at 2021                      1,849,805       2,117,370
   10.25% with maturity at 2010                      1,147,130       1,280,225
   10.50% with various maturities to
   2021                                              5,646,088       6,554,017
   11.00% with various maturities to
   2019                                              8,807,172      10,292,338
   11.25% with maturity at 2010                        126,123         143,866
   12.50% with various maturities to
   2019                                              1,113,253       1,334,143
   12.75% with maturity at 2013                         68,136          81,134
   13.25% with maturity at 2013                         22,191          26,616
   13.50% with maturity at 2019                        146,395         176,007
------------------------------------------------------------------------------
                                                                  $ 51,819,185
------------------------------------------------------------------------------
Federal National Mortgage Association:
   5.00% with maturity at 2003                     $     6,547    $      6,575
   5.50% with maturity at 2012                           2,180           2,228
   7.00% with maturity at 2014                       2,434,964       2,604,669
   7.50% with various maturities to 2018             1,307,337       1,400,079
   8.00% with various maturities to 2020             1,951,370       2,127,756
   8.50% with various maturities to 2026             3,124,020       3,424,437
   9.00% with various maturities to 2024             3,648,593       4,067,167
   9.50% with various maturities to 2021             1,592,797       1,800,770
   10.50% with maturity at 2020                        974,798       1,130,595
   11.00% with maturity at 2025                        448,377         522,920
   11.50% with maturity at 2019                        901,309       1,059,228
   12.00% with maturity at 2015                        366,105         434,366
   12.50% with maturity at 2015                      2,299,512       2,749,762
   12.75% with maturity at 2014                         73,300          89,517
   13.00% with various maturities to
   2027                                              1,128,231       1,364,672
   13.25% with maturity at 2014                        143,534         177,452
   13.50% with various maturities to
   2015                                                595,668         714,935
   14.75% with maturity at 2012                      1,123,943       1,401,548
------------------------------------------------------------------------------
                                                                  $ 25,078,676
------------------------------------------------------------------------------
Government National Mortgage Association:
   6.50% with maturity at 2002                     $   133,158    $    133,158
   7.00% with maturity at 2023                       3,470,699       3,681,075

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                         PRINCIPAL        U.S. $ VALUE
------------------------------------------------------------------------------

United States (continued)
------------------------------------------------------------------------------
   7.50% with maturity at 2017                     $   247,513    $    269,438
   7.75% with maturity at 2019                         439,094         482,972
   8.00% with various maturities to 2023             5,497,490       6,018,406
   8.30% with various maturities to 2020             3,229,872       3,565,922
   8.50% with various maturities to 2021             2,668,230       2,952,531
   9.00% with various maturities to 2016               875,991         972,825
   9.50% with maturity at 2021                       3,376,157       3,856,989
   12.50% with maturity at 2019                      1,204,451       1,445,407
   13.50% with maturity at 2014                        101,984         125,718
------------------------------------------------------------------------------
                                                                  $ 23,504,441
------------------------------------------------------------------------------
Total Mortgage Pass-Throughs
   (identified cost, $96,660,851)                                 $100,402,302
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.8%
United States Treasury Bond,
7.875%, 2/15/21(5)
-(identified cost, $1,271,719)                     $ 1,000,000    $  1,349,290
------------------------------------------------------------------------------
Total United States
   (identified cost $119,017,424)                                 $122,984,845
------------------------------------------------------------------------------
Total Bonds & Notes
   (identified cost, $177,695,863)                                $169,312,875
------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
Indonesia -- 0.0%
------------------------------------------------------------------------------
Asia Pulp and Paper(6)                                   2,000    $          0
------------------------------------------------------------------------------
Total Indonesia (identified cost $0)                              $          0
------------------------------------------------------------------------------
Total Warrants (identified cost $0)                               $          0
------------------------------------------------------------------------------

U.S. COMMON STOCKS -- 1.9%

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------
REITS -- 1.9%
------------------------------------------------------------------------------
Duke-Weeks Realty Corp.                                 36,500    $    841,325
Plum Creek Timber Co., Inc.                             31,400         867,582
Public Storage, Inc.                                    52,800       1,736,592
------------------------------------------------------------------------------
Total U.S. Common Stocks
   (identified cost $2,792,913)                                   $  3,445,499
------------------------------------------------------------------------------

SECURITY                                         SHARES           VALUE
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.4%

SECURITY                                         PRINCIPAL        VALUE
------------------------------------------------------------------------------
Banque National De Paris Euro
Time-Deposit Cayman Islands,
2.50%, 11/1/01                                     $ 9,700,000    $  9,700,000
------------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $9,700,000)                                $  9,700,000
------------------------------------------------------------------------------
Total Investments -- 101.7%
   (identified cost $190,188,776)                                 $182,458,374
------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.7)%                          $ (2,966,300)
------------------------------------------------------------------------------
Net Assets -- 100.0%                                              $179,492,074
------------------------------------------------------------------------------

 REIT - Real Estate Investment Trust

 EUR - Euro Dollar

 DEM - Deutsche Mark

 NZD - New Zealand Dollar
 (1)  Variable rate or step coupon security
 (2)  Convertible bond
 (3)  Defaulted security
 (4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (5) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (6)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $190,188,776)                          $182,458,374
Cash                                            35,455
Receivable for investments sold                124,721
Interest receivable                          2,320,494
Receivable for daily variation margin on
   open financial futures contracts             72,475
Receivable for open forward foreign
   currency contracts                          209,665
Prepaid expenses                                 1,215
------------------------------------------------------
TOTAL ASSETS                              $185,222,399
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  5,655,867
Payable for open forward foreign
   currency contracts                           20,347
Accrued expenses                                54,111
------------------------------------------------------
TOTAL LIABILITIES                         $  5,730,325
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $179,492,074
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $186,454,324
Net unrealized depreciation (computed on
   the basis of identified cost)            (6,962,250)
------------------------------------------------------
TOTAL                                     $179,492,074
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
-----------------------------------------------------
Interest                                  $14,324,432
Dividends                                     255,329
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $14,579,761
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   851,827
Administration fee                            245,934
Trustees' fees and expenses                    14,687
Legal and accounting services                  84,302
Custodian fee                                  83,058
Miscellaneous                                   9,116
-----------------------------------------------------
TOTAL EXPENSES                            $ 1,288,924
-----------------------------------------------------

NET INVESTMENT INCOME                     $13,290,837
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(3,860,514)
   Financial futures contracts              3,770,670
   Interest rate swap contracts              (197,993)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                   607,802
-----------------------------------------------------
NET REALIZED GAIN                         $   319,965
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 2,726,549
   Financial futures contracts                898,985
   Interest rate swap contracts               343,706
   Foreign currency and forward foreign
      currency exchange contracts              51,038
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 4,020,278
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 4,340,243
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $17,631,080
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED           YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2001     OCTOBER 31, 2000
----------------------------------------------------------------------------------
From operations --
   Net investment income                  $        13,290,837  $        13,115,602
   Net realized gain                                  319,965            1,401,979
   Net change in unrealized
      appreciation (depreciation)                   4,020,278          (10,538,607)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $        17,631,080  $         3,978,974
----------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $        63,309,531  $        58,894,662
   Withdrawals                                    (56,160,721)         (58,443,527)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $         7,148,810  $           451,135
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $        24,779,890  $         4,430,109
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
At beginning of year                      $       154,712,184  $       150,282,075
----------------------------------------------------------------------------------
AT END OF YEAR                            $       179,492,074  $       154,712,184
----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                     YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------
                                    2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                           0.79%        0.83%        0.86%        0.83%        0.86%
   Net investment income              8.10%        8.36%        9.14%        8.31%        8.06%
Portfolio Turnover                      54%          49%          47%          71%          77%
-----------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $179,492     $154,712     $150,282     $138,446     $121,256
-----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high level of income by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Debt securities (other than mortgage-backed, pass-through securities and short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Mortgage backed, pass-through securities are valued using an independent matrix pricing system applied by the advisor which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Equity securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount when required for federal income tax purposes. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised guide will require the Portfolio to amortize market premium on all fixed-income securities, to change its methodology for accreting certain discounts and to classify gains and losses realized on prepayments received on mortgage-backed securities, presently included in realized gains/losses, as part of interest income. Adopting this accounting policy will not alter the Portfolio's net assets, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The impact of this accounting change will also result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation/depreciation of $553,075 based on securities held as of October 31, 2001. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Gains and Losses From Investment Transactions -- Realized gains and losses from investment transactions are recorded on the basis of identified cost. For book purposes, gains and losses are not recognized until disposition. For federal tax purposes, the Portfolio is subject to special tax rules that may affect the amount, timing and character of gains recognized on certain of the Portfolio's investments.

 D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 E Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security,

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 H Written Options -- The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

 I Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 J Reverse Repurchase Agreements -- The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily and offset against interest income for financial statement purposes.

 K Interest Rate Swaps -- The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. Pursuant to these agreements the Portfolio makes monthly payments at a rate equal to a predetermined spread to the one-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Payments received or made at the end of the measurement period are recorded as realized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 L Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credits used to reduce the Portfolio's custodian fees are reported separately as a reduction of total expenses in the Statement of Operations. For the year ended
   October 31, 2001, $13,320 in credits were used to reduce the Portfolio's custodian fee.

 M Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 N Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of investments). Such percentages are reduced as average daily net assets exceed certain levels. For the year ended October 31, 2001, the fee was equivalent to 0.52% of the Portfolio's average net assets for such period and amounted to $851,827. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $245,934 for the year ended October 31, 2001.
   Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended
   October 31, 2001, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2001.

4 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2001, the Portfolio had invested approximately 24% of its net assets or approximately $43,000,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, for the year ended October 31, 2001 were as follows:

    PURCHASES
    ------------------------------------------------------
    Investments (non-U.S. Government)         $ 46,548,317
    U.S. Government Securities                  63,744,588
    ------------------------------------------------------
                                              $110,292,905
    ------------------------------------------------------

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

    SALES
    ------------------------------------------------------
    Investments (non-U.S. Government)         $ 47,342,545
    U.S. Government Securities                  37,966,094
    ------------------------------------------------------
                                              $ 85,308,639
    ------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2001 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                             SALES
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    SETTLEMENT                                             IN EXCHANGE FOR    APPRECIATION
    DATE(S)      DELIVER                                   (IN U.S. DOLLARS)  (DEPRECIATION)
    ----------------------------------------------------------------------------------------
      11/01/01   Euro Dollar
                 10,056,862                                 $     9,103,560   $       19,558
       6/06/02   Hong Kong Dollar
                 85,700,000                                      10,985,489            4,895
      11/19/01   Japanese Yen
      11/29/01   1,533,179,110                                   12,602,540           58,833
      11/23/01   Singapore Dollar
                 7,300,000                                        4,004,388             (198)
    ----------------------------------------------------------------------------------------
                                                            $    36,695,977   $       83,088
    ----------------------------------------------------------------------------------------

                                           PURCHASES
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    SETTLEMENT                                             DELIVER            APPRECIATION
    DATE(S)      IN EXCHANGE FOR                           (IN U.S. DOLLARS)  (DEPRECIATION)
    ----------------------------------------------------------------------------------------
      11/13/01   Australian Dollar
                 5,700,000                                  $     2,889,900   $      (20,149)
       11/1/01   Euro Dollar
       11/8/01   13,587,262                                      12,145,619          126,379
    ----------------------------------------------------------------------------------------
                                                            $    15,035,519   $      106,230
    ----------------------------------------------------------------------------------------

                                       FUTURES CONTRACTS
    ----------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
    EXPIRATION                                                                APPRECIATION
    DATE(S)      CONTRACTS                                 POSITION           (DEPRECIATION)
    ----------------------------------------------------------------------------------------
         12/01   447 U.S. Treasury Note                    Long               $    1,217,867
         12/01   13 Japanese Bond                          Short                    (154,580)
         12/01   128 U.S. Treasury Bond                    Short                    (476,736)
    ----------------------------------------------------------------------------------------
                                                                              $      586,551
    ----------------------------------------------------------------------------------------

   At October 31, 2001, the Portfolio had sufficient cash and/ or securities to cover potential obligations arising from open futures and forward contracts, as well as margin requirements on open futures contracts.

6 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $190,303,933
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,415,024
    Gross unrealized depreciation              (14,260,583)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (7,845,559)
    ------------------------------------------------------

STRATEGIC INCOME PORTFOLIO AS OF OCTOBER 31, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF STRATEGIC INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2001, and the results of its operations, the changes in its net assets, and the supplementary data for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2001

EATON VANCE STRATEGIC INCOME FUND AS OF OCTOBER 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE STRATEGIC INCOME FUND

Officers

James B. Hawkes
President and Trustee

William H. Ahern, Jr.
Vice President

Thomas J. Fetter
Vice President

Michael R. Mach
Vice President

Armin J. Lang
Vice President

Robert B. MacIntosh
Vice President

Walter A. Row, III
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

STRATEGIC INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Mark S. Venezia
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF STRATEGIC INCOME PORTFOLIO

BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE STRATEGIC INCOME FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS,INC.

PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122

EATON VANCE STRATEGIC INCOME FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

028-12/01                                                                  SISRC